SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 22, 2003

Advanstar Communications Inc.
(Exact name of registrant as specified in its charter)

New York	333-57201	59-2757389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

545 Boylston Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 267-6500

Item 5.  Other Events

On July 22, 2003, Advanstar Communications Inc. issued the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

                (c)  Exhibits

Exhibit No.	Document

99.1	Press release dated July 22, 2003

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Advanstar Communications Inc.

Date: July 22, 2003	By:	/s/ David W. Montgomery
Name: David W. Montgomery
Title: Vice President - Finance,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated July 22, 2003